UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 24, 2010 (February 23, 2010)

IDLE MEDIA, INC.
Formerly,  NATIONAL GOLF EMPORIUM INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-156069
(State or other jurisdiction of incorporation)	(Commission File No.)

2669 South Xanadu Way, #C
Aurora, Colorado 80014

(Address of principal executive offices and Zip Code)

720-535-4840
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03             AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 23, 2010, National Golf Emporium, Inc. (the “Company”) amended its articles of incorporation and changed its name to Idle Media, Inc.   The foregoing action was approved Bryan Sawarynski who owns 69,000,000 or 84.68% of the voting power of our shares of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 24th day of February, 2010.

IDLE MEDIA, INC.

BY:	BRYAN SAWARYNSKI
Bryan Sawarynski, President